SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported): May 18, 2004
                                                               (May 18, 2004)

                              TrustCo Bank Corp NY


                 (Exact name of registrant as specified in its charter)

                                    New York
                     (State or other jurisdiction of incorporation)


                 0-10592                                  14-1630287
   ------------------------------------       ---------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                       5 Sarnowski Drive, Glenville, New York 12302
                    (Address of principal executive offices) (Zip Code)



             Registrant's telephone number, including area code: (518) 377-3311
                                                                 --------------





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TrustCo Bank Corp NY


Item 5.    Other Events

           Press Release dated May 18, 2004, declaring a cash dividend of $0.15 per share, payable July 1, 2004, to the shareholders of record at the close of business on June 4, 2004. Attached is a copy of the Press Release labeled as Exhibit 99(a).




Item 7     (c) Exhibits


           Reg S-K Exhibit No.  Description

                    99(a) Press Release of May 18, 2004, declaring a cash dividend of $0.15 per share, payable
                                July 1, 2004, to the shareholders of record at the close of business on June 4, 2004.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 18, 2004

                                         TrustCo Bank Corp NY
                                         (Registrant)


                                         By:/s/ Robert T. Cushing
                                            ----------------------------
                                             Robert T. Cushing
                                             Executive Vice President and Chief
                                             Financial Officer







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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.   Description                                        Page
------------------    ------------------------------                   --------
       99(a)          Press Release dated May 18, 2004                     5
                      declaring a cash dividend of $0.15 per share, payable July 1, 2004, to the shareholders of record at the close of business on June 4, 2004.








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                                                                 Exhibit 99(a)
TRUSTCO
Bank Corp NY                                                     News Release
------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:(518)381-3668


Subsidiary:  Trustco Bank                                        NASDAQ  TRST


Contact:    Robert M. Leonard
            Vice President
            518-381-3693


FOR IMMEDIATE RELEASE:


     TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - May 18, 2004 - Today the Board of Directors of TrustCo Bank Corp NY declared a quarterly cash dividend of $0.15 per share, payable July 1, 2004, to the shareholders of record at the close of business on June 4, 2004.

TrustCo is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 69 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department that has $961 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.





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